Confidential | for discussion purposes only GOLUB CAPITAL BDC, INC. EARNINGS PRESENTATION QUARTER ENDED MARCH 31, 2024

2 Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we make directly to you or through reports that we have filed or in the future file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, registration statements on Form N-2, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets, elevating levels of inflation, and its impact on us, on our portfolio companies and on the industries in which we invest; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events; turmoil in Ukraine and Russia, including sanctions related to such turmoil, and the potential for volatility in energy prices and other supply chain issues and any impact on the industries in which we invest; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; the impact of information technology systems and systems failures, including data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; general price and volume fluctuations in the stock markets; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Disclaimer

Summary of Financial Results 01

◦ Adjusted net investment income per share of $0.51, or an Adjusted NII ROE over 13%1,2 ▪ Increase of $0.01 from $0.50 per share for the quarter ended December 31, 2023 ▪ Increase of $0.09 from $0.42 per share for the quarter ended March 31, 2023 (21% increase) ◦ Adjusted earnings/(loss) per share of $0.55, or an Adjusted ROE over 14%1,3 ◦ Adjusted net realized/unrealized gain per share of $0.041 ◦ Key drivers of continued strong profitability: ▪ Strong credit, consistent with prior quarters ▪ Continued high base rates ▪ Impact of shareholder-aligned fee structure reductions; (1) base management fee reduction to 1.0% from 1.375% effective July 2023, and (2) incentive fee waiver to 15.0% from 20.0% effective January 2024 FY 2024 Q2 Earnings Review (Quarter Ended 3/31/24) Earnings Summary ◦ $22.1MM in new investment commitments, $9.6MM funded at close ◦ Net funds reduction of $49.0MM ◦ Credit performance was strong; non-accruals decreased to 0.9% of total debt investments at fair value, and internal performance ratings remained stable4 Portfolio & Credit Quality ◦ Net asset value of $15.12 per share, an increase of $0.09 per share from $15.03 as of December 31, 2023 ◦ Total available liquidity of $1.9 billion ◦ GAAP debt-to-equity, net was 1.15x7; 66%8 of debt funding mix is unsecured debt ◦ Declared quarterly distribution of $0.39 per share for FY 2024 Q3; quarterly distribution coverage remains strong at 131%5 ◦ Declared supplemental distribution for FY 2024 Q2 of $0.06 per share6 ◦ Total announced distributions of $0.45 per share (12% dividend yield on March 31, 2024 NAV) Balance Sheet Update Dividend Policy 4 Dividend Policy See the slide titled “Endnotes - FY 2024 Q2 Earnings Review (Quarter Ended 3/31/24)” at the end of this presentation for footnotes.

5 Quarter Ended December 31, 2023 March 31, 2024 Net Investment Income Per Share Net investment income per share $0.49 $0.51 Amortization of purchase premium per share1 0.01 0.00* Adjusted net investment income per share2 $0.50 $0.51 Accrual (reversal) for capital gain incentive fee per share — — Adjusted net investment income before accrual for capital gain incentive fee per share3 $0.50 $0.51 Net Realized/Unrealized Gain (Loss) Per Share Net realized/unrealized gain (loss) per share ($0.04) $0.04 Net reversal of realized/unrealized loss resulting from the purchase price premium per share1 (0.01) (0.00)* Adjusted net realized/unrealized gain (loss) per share2 ($0.05) $0.04 Earnings Per Share Earnings (loss) per share $0.45 $0.55 Adjusted earnings (loss) per share2 $0.45 $0.55 Net Asset Value Per Share $15.03 $15.12 Summary of Financial Results vs. Prior Quarter A * Represents an amount less than $0.01. 1. On September 16, 2019, Golub Capital BDC, Inc. (“we”, “us”, “our”, the “Company” or “GBDC”) completed the acquisition of Golub Capital Investment Corporation (“GCIC”). Purchase premium refers to the premium paid by GBDC to acquire GCIC in excess of the fair value of the assets acquired. 2. Due to the purchase accounting for the GCIC acquisition, as a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation for further description on the non-GAAP financial measures. 3. The Company believes providing Adjusted Net Investment Income before the accrual for capital gain incentive fee per share under GAAP is a useful non-GAAP financial measure as a portion of such capital gain incentive fee accrual is not contractually payable under the terms of the Company’s Investment Advisory Agreement. See the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation for further description on the non-GAAP financial measures. B A B+

GBDC Performance Drivers 02

7 $15.03 $0.51 $0.00* ($0.07) ($0.39) ($0.08) $0.12 ($0.00)* $15.12 December 31, 2023 NAV Net Investment Income Reversal of Amortization of Purchase Premium FY 2024 Q1 Supplemental Distribution² Paid During March 31, 2024 Quarter Quarterly Distribution Paid During March 31, 2024 Quarter Net Realized Gain (Loss) on Investments Net Change in Unrealized Appreciation (Depreciation) on Investments Net Reversal of Realized/Unrealized Loss Resulting from the Purchase Premium¹ March 31, 2024 NAV NII Drove a NAV Per Share Increase from December 31, 2023 NAV Per Share Bridge Adjusted Net Realized & Unrealized Gain: $0.04 * Represents an amount less than $0.01. 1. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation for further description on the non-GAAP financial measures. 2. Refer to slide 23 for supplemental distribution supporting calculation. Adjusted NII: $0.511 Total Distributions: ($0.46)

Summary of Financial Results for the Quarter Ended March 31, 2024 03

9 Summary of Quarterly Results Quarter Ended March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Net Investment Income Per Share Net investment income per share $0.41 $0.43 $0.49 $0.49 $0.51 Amortization of purchase premium per share1 0.01 0.01 0.01 0.01 0.00* Adjusted net investment income per share1 $0.42 $0.44 $0.50 $0.50 $0.51 Accrual (reversal) for capital gain incentive fee per share — — — — — Adjusted net investment income before accrual (reversal) for capital gain incentive fee per share1 $0.42 $0.44 $0.50 $0.50 $0.51 Net Realized/Unrealized Gain (Loss) Per Share Net realized/unrealized gain (loss) per share ($0.07) $0.00* $0.11 ($0.04) $0.04 Net reversal of realized/unrealized loss resulting from the purchase premium per share1 (0.01) (0.01) (0.01) (0.01) (0.00)* Adjusted net realized/unrealized gain (loss) per share1 $(0.08) ($0.01) $0.10 ($0.05) $0.04 Earnings (Loss) Per Share Earnings (loss) per share $0.34 $0.43 $0.60 $0.45 $0.55 Adjusted earnings (loss) per share1 $0.34 $0.43 $0.60 $0.45 $0.55 Net Asset Value Per Share $14.73 $14.83 $15.02 $15.03 $15.12 Distributions paid per share $0.33 $0.33 $0.41 $0.44 $0.46 A B A B+ * Represents an amount less than $0.01. 1. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation for further description on the non-GAAP financial measures.

Portfolio Highlights - New Originations Quarter Ended March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Select Portfolio Funds Roll Data (in millions) New Investment Commitments $157.4 $110.7 $129.6 $58.6 $22.1 Exits and Sales of Investments 140.2 113.2 119.3 179.2 143.7 Net Funds Growth1 34.4 38.7 (8.4) (73.2) (48.7) Asset Mix of New Investments Senior Secured 0% 1% 10% 13% 2% One Stop 98% 99% 80% 84% 96% Junior Debt2 0% 0% 8% 0%* 0%* Equity and Other Investments 2% 0%* 2% 3% 1% Portfolio Rotation - Debt Investments Weighted average rate on new investments3 11.8% 12.0% 11.8% 11.0% 11.0% Weighted average spread over the applicable base rate of new floating rate investments4 7.1% 6.6% 6.1% 5.7% 5.8% Weighted average interest rate on investments that paid-off5 10.3% 10.3% 10.7% 10.4% 12.0% Weighted average fees on new investments 1.8% 1.6% 1.6% 1.1% 0.9% * Represents an amount less than 1% 1. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables such as net funding on revolvers, net change in unamortized fees, net change in unrealized appreciation (depreciation), etc. 2. Junior Debt is comprised of subordinated debt and second lien loans. 3. Weighted average interest rate on new loan investments is based on the contractual interest rate at the time of funding. For variable rate loans that have a Secured Overnight Financing Rate (“SOFR”), Prime or an applicable foreign base rate for loans denominated in foreign currency, the contractual rate is calculated using the current applicable base rate, the spread over the applicable base rate and the impact of any floor. For positions that have a SOFR and Prime rate option, the contractual rate is calculated using current SOFR at the time of funding, the spread over SOFR and the impact of any SOFR floor. For fixed rate loans, the contract rate is the stated fixed rate. 4. Weighted average spread over the applicable base rate of new floating rate loan investments is based on the contractual interest rate spread at the time of funding. Applicable base rates include SOFR, Prime and applicable foreign base rates for loans denominated in foreign currency. For variable rate loans that have a SOFR and Prime rate option, the SOFR spread was used in the calculation. For variable rate loans that only have a Prime rate option, the Prime spread was used. 5. Excludes the disposition of non-accrual assets. – Total investments at fair value decreased by approximately 0.9%, or $48.7 million, during the three months ended March 31, 2024. 10

11 $5,486,352 $5,525,009 $5,516,613 $5,443,427 $5,394,737 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 $5,500,000 $6,000,000 Portfolio Highlights – Investment Mix – The portfolio continues to be focused on first lien, senior secured loans to what we believe to be healthy, resilient middle market companies backed by strong, partnership-oriented private equity sponsors. Historical Investment Portfolio ($000) Equity Junior Debt1 First Lien Traditional Senior 1. Junior Debt is comprised of second lien and subordinated debt. 8% 86% 5% 1% 9% 85% 5% 1% 9% 85% 5% 1% 8% 86% 5% 1% 8% 85% 6% 1% First Lien One Stop

12 6% 8% 85% 1% Software 27% Healthcare Providers and Services 8% Specialty Retail 6% Automobiles 5%Diversified Consumer Services 5% Insurance 5% Healthcare Technology 4% IT Services 4% Commercial Services and Supplies 3% Portfolio Highlights – Portfolio Diversity as of March 31, 2024 Investment Portfolio $5,395MM | 366 Portfolio Companies | Average Size 0.3% 1. Junior Debt is comprised of second lien and subordinated debt. 2. The percentage of fixed rate and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 3. Based on S&P 2018 industry code. The largest industries represented as a percentage of the portfolio at fair value are labeled. All other industry segments are each below 3%. Diversification by Portfolio Company Equity Junior Debt1 First Lien One Stop First Lien Traditional Senior Top 25 Portfolio Companies 31% Remaining Portfolio Companies 341 69% Top 10 Portfolio Companies 16% Avg Size 0.3% Portfolio Composition by Interest Rate Type on Loans2 Diversification by Industry3 40 industries below 3% Portfolio Composition by Seniority Floating, 99% Fixed, 1% 93% First Lien

13 See the slide titled “Endnotes - Portfolio Highlights Economic Analysis” at the end of this presentation for footnotes. Portfolio Highlights – Economic Analysis: 7.5% 9.2% 10.5% 11.5% 11.9% 7.1% 8.4% 10.0% 11.1% 11.6% 11.9% 12.2% 12.4% 4.5% 5.5% 6.1% 6.7% 6.8% 7.3% 7.2% 7.3% 3.0% 3.7% 4.4% 4.8% 5.1% 5.2% 5.4% 5.5% 2.1% 3.6% 4.6% 4.9% 5.3% 5.4% 5.3% 5.3% Investment income yield³ Income yield Weighted average net investment spread Weighted average cost of debt 3-Month Secured Overnight Financing Rate (“SOFR”) June 30, 2022 September 30, 2022¹ December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023² December 31, 2023 March 31, 2024 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 4 65 12.5% 12.6% 12.8%

14 – Fundamental credit quality as of March 31, 2024 remained strong with over 87% of the investments in our portfolio at fair value having an Internal Performance Rating1 of 4 or higher as of March 31, 2024. – As of March 31, 2024, non-accrual investments remained low at 1.5% and 0.9% as a percentage of total debt investments at cost and fair value, respectively. – During the quarter ended March 31, 2024, the number of non-accrual investments remained at nine investments as the disposition of one portfolio company investment and the return to accrual status of two portfolio company investments was offset by the addition of three portfolio company investments. Portfolio Highlights - Credit Quality Quarter Ended March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Non-Accrual - Debt Investments Non-accrual investments at amortized cost (000s) $142,432 $97,658 $85,745 $87,231 $78,487 Non-accrual investments / total debt investments at amortized cost 2.6% 1.8% 1.6% 1.7% 1.5% Non-accrual investments at fair value (000s) $88,581 $80,362 $62,937 $56,485 $47,668 Non-accrual investments / total debt investments at fair value 1.7% 1.5% 1.2% 1.1% 0.9% Fair Value of Debt Investments Fair value of total debt investments as a percentage of principal (loans) 95.9% 97.0% 97.1% 96.9% 97.4% 1. Please see Internal Performance Ratings definitions on the following page.

15 Portfolio Highlights – Portfolio Ratings * Represents an amount less than 0.1%. Internal Performance Ratings (% of Portfolio at Fair Value) Internal Performance Rating Definitions At Fiscal Year End At Quarter End Rating 2019 2020 2021 2022 2023 December 31, 2023 March 31, 2024 5 2.7% 6.1% 10.2% 4.6% 0.9% 2.6% 2.3% 4 88.2% 72.8% 80.7% 86.8% 84.2% 83.3% 84.9% 3 7.9% 19.7% 8.1% 7.3% 14.6% 13.7% 12.3% 2 1.2% 1.4% 1.0% 1.3% 0.3% 0.4% 0.5% 1 0.0%* 0.0%* 0.0%* 0.0% 0.0% 0.0% 0.0% Grand Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination

16 Quarterly Statements of Financial Condition As of (Dollar amounts in 000s, except share and per share data) March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 (unaudited) (unaudited) (audited) (unaudited) (unaudited) Assets Investments, at fair value $5,486,352 $5,525,009 $5,516,613 $5,443,427 $5,394,737 Cash, cash equivalents and foreign currencies 87,473 91,724 69,825 76,658 300,748 Restricted cash, cash equivalents and foreign currencies 50,223 79,314 70,381 96,761 159,600 Other assets 47,702 40,788 76,653 83,034 87,541 Total Assets $5,671,750 $5,736,835 $5,733,472 $5,699,880 $5,942,626 Liabilities Debt $3,116,857 $3,168,906 $3,133,332 $3,084,102 $3,291,293 Unamortized debt issuance costs (19,154) (17,217) (15,613) (18,818) (24,301) Interest payable 23,574 26,175 24,749 26,583 36,589 Management and incentive fees payable 36,653 37,854 35,277 35,241 29,171 Other liabilities 7,675 5,199 7,849 8,854 16,234 Total Liabilities 3,165,605 3,220,917 3,185,594 3,135,962 3,348,986 Total Net Assets 2,506,145 2,515,918 2,547,878 2,563,918 2,593,640 Total Liabilities and Net Assets $5,671,750 $5,736,835 $5,733,472 $5,699,880 $5,942,626 Net Asset Value per Share $14.73 $14.83 $15.02 $15.03 $15.12 GAAP leverage 1.25x 1.27x 1.24x 1.21x 1.28x GAAP debt-to-equity, net1 1.21x 1.22x 1.21x 1.18x 1.15 x Asset coverage2 179.8% 178.7% 180.7% 182.4% 177.9% Number of shares of common stock outstanding 170,144,126 169,599,992 169,594,742 170,585,795 171,517,307 1. GAAP debt-to-equity,net is calculated as (a) total debt reduced by cash, cash equivalents and foreign currencies divided by (b) total net assets. 2. Following stockholder approval of the application of the reduced asset coverage requirements available to business development companies to the Company, the minimum asset coverage ratio applicable to the Company decreased to 150% from 200% effective February 6, 2019.

17 Quarterly Operating Results Quarter Ended (Dollar amounts in 000s, except share and per share data) March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $143,661 $151,937 $161,757 $161,606 $160,169 GCIC acquisition purchase premium amortization (1,652) (1,570) (1,716) (1,628) (779) Dividend and fee income 4,944 4,353 4,499 4,792 4,840 Total Investment Income $146,953 $154,720 $164,540 $164,770 $164,230 Expenses Interest and other debt financing expenses $36,256 $39,487 $40,622 $41,560 $44,125 Base management fee 18,688 18,997 14,055 13,956 13,662 Incentive fee – net investment income, net of waiver1 17,976 18,857 21,222 21,285 15,469 Incentive fee – capital gains — — — — — Other operating expenses 3,595 3,601 3,950 3,934 3,871 Total Expenses 76,515 80,942 79,849 80,735 77,127 Income and excise taxes 232 — 1,250 500 570 Net Investment Income after Tax $70,206 $73,778 $83,441 $83,535 $86,533 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency transactions ($4,762) ($41,923) ($722) $1,096 ($13,818) Net unrealized appreciation (depreciation) on investments and foreign currency translation (8,741) $39,384 $17,391 (10,466) 19,714 Net unrealized appreciation (depreciation) from the GCIC acquisition purchase premium write-down 1,755 $1,666 $1,722 1,634 779 Net gain (loss) on investments and foreign currency (11,748) ($873) $18,391 (7,736) 6,675 Provision for taxes on realized gain and unrealized appreciation on investments 45 78 (268) (23) 350 Net Increase (Decrease) in Net Assets Resulting from Operations $58,503 $72,983 $101,564 $75,776 $93,558 Per Share Data Net Investment Income Per Share $0.41 $0.43 $0.49 $0.49 $0.51 Adjusted Net Investment Income before accrual (reversal) for capital gain incentive fee per share2 $0.42 $0.44 $0.50 $0.50 $0.51 Earnings (Loss) Per Share $0.34 $0.43 $0.60 $0.45 $0.55 Adjusted Earnings (Loss) Per Share2 $0.34 $0.43 $0.60 $0.45 $0.55 Distributions Paid $0.33 $0.33 $0.41 $0.44 $0.46 Weighted average shares of common stock outstanding 170,835,435 169,980,131 169,595,256 169,650,233 170,637,140 1. For the quarter ended March 31, 2024, GC Advisors agreed to irrevocably waive $5.2 million of income incentive fees calculated under the Investment Advisory Agreement. 2. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation for further description on the non-GAAP financial measures.

18 Financial Performance Highlights *The quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations for the periods up to and including the quarter ended June 30, 2019 are based on (a) the net increase in net assets resulting from operations (i.e. net income) for the period divided by (b) the daily weighted average of total net assets during the period presented. Return on equity calculations for the periods after June 30, 2019 are based on (a) Adjusted Net Income for the period, as defined on the slide titled “Endnotes – Non-GAAP Financial Measures” at the end of this presentation, divided by (b) the daily weighted average of total net assets during the period presented. Adjusted Net Income is a non-GAAP measure and the Company believes this non-GAAP measure is useful as it excludes the non-cash expense/loss from the purchase premium as further described on the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation. These returns do not represent an actual return to any investor in the Company. Quarterly Return on Equity and Quarterly Distributions (Last 5 Years) $0.32 $0.32 $0.33 $0.33 $0.29 $0.29 $0.29 $0.29 $0.29 $0.29 $0.30 $0.30 $0.30 $0.30 $0.33 $0.33 $0.33 $0.37 $0.37 $0.39 $0.13 $0.04 $0.07 $0.07 2.0% 2.2% 2.1% (10.5)% 6.7% 4.0% 3.9% 3.8% 3.3% 2.8% 2.4% 2.6% 0.6% 0.3% 1.0% 2.4% 2.9% 4.0% 2.9% 3.7% Regular Distribution Special Distribution Supplemental Distribution Quarterly Return on Equity* Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 $0.44$0.46 $0.41 $0.46

19 Long History of Strong Shareholder Returns 1. The 9.5% internal rate of return (“IRR”) on NAV is calculated using beginning of period NAV, distributions paid during the period and ending period NAV. Period beginning June 30, 2010 and ending March 31, 2024. GBDC made its initial public offering on April 15, 2010. GBDC’s 1-, 5- and 10-Year net IRRs are 14.3%, 7.8% and 9.0%, respectively. Note: Amounts presented represent per share amounts for a hypothetical shareholder that purchased one share in GBDC’s initial public offering (“IPO”) on April 15, 2010. For illustrative purposes only; does not reflect the actual returns of a specific GBDC investor. Past performance does not guarantee future results. Sources: SEC filings and Golub Capital analysis NAV Per Share Cumulative Regular Distributions Per Share Cumulative Special Distributions Per Share Cumulative Supplemental Distributions Per Share Ap r- 10 Ju n- 10 Se p- 10 D ec -1 0 M ar -1 1 Ju n- 11 Se p- 11 D ec -1 1 M ar -1 2 Ju n- 12 Se p- 12 D ec -1 2 M ar -1 3 Ju n- 13 Se p- 13 D ec -1 3 M ar -1 4 Ju n- 14 Se p- 14 D ec -1 4 M ar -1 5 Ju n- 15 Se p- 15 D ec -1 5 M ar -1 6 Ju n- 16 Se p- 16 D ec -1 6 M ar -1 7 Ju n- 17 Se p- 17 D ec -1 7 M ar -1 8 Ju n- 18 Se p- 18 D ec -1 8 M ar -1 9 Ju n- 19 Se p- 19 D ec -1 9 M ar -2 0 Ju n- 20 Se p- 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 M ar -2 4 $14.63 $33.66 $0.58 $17.78 $15.12 As of March 31, 2024 Investors in GBDC’s 2010 IPO have achieved a 9.5% IRR on NAV1 $0.18

20 Cash and Cash Equivalents – Unrestricted cash and cash equivalents and foreign currencies totaled $300.7 million as of March 31, 2024. – Restricted cash and cash equivalents totaled $159.6 million as of March 31, 2024. Restricted cash is held in our securitization vehicles and our revolving credit facilities and is reserved for quarterly interest payments and is also available for new investments that qualify for reinvestment by these entities. Debt Facilities – Availability – JPM Credit Facility – As of March 31, 2024, subject to leverage and borrowing base restrictions, we had $1,487.5 million of remaining commitments and availability on our $1,487.5 million revolving credit facility with JPMorgan. – GC Advisors Revolver – As of March 31, 2024, we had $100.0 million of remaining commitments and availability on our unsecured line of credit with GC Advisors. Unsecured Note Issuance and Interest Rate Swap Agreements – On February 1, 2024, we issued $600.0 million of 2029 Unsecured Notes (the “2029 Notes”), which bear a fixed interest rate of 6.000% (yield to maturity of 6.248%) and mature on July 15, 2029. In connection with the 2029 Notes, we entered into an interest rate swap agreement on the full principal amount of the 2029 Notes where we receive a fixed interest rate of 6.248% and pay a floating interest rate of one-month SOFR plus 2.444%. – On April 11, 2024, we entered into an interest rate swap agreement related to the second $225.0 million of the $450.0 million of 2028 Unsecured Notes (the “2028 Notes”) that we issued on December 5, 2023. Under the agreement, we receive a fixed interest rate of 7.310% and pay a floating interest rate of one-month SOFR plus 2.835%. Debt Redemption and Repayments – On April 8, 2024, we redeemed $500 million in aggregate principal amount of our 3.375% Notes due in 2024 (the “2024 Notes”). The 2024 Notes were redeemed at 100% of their principal amount, plus the accrued and unpaid interest thereon. – On April 22, 2024, the Company made repayments totaling $126 million on the notes of its $602 million term debt securitization (the “2018 Debt Securitization”) and its $908 million term debt securitization (the “GCIC 2018 Debt Securitization”). Liquidity and Investment Capacity

21 GBDC Has a Stable, Highly Flexible and Low-Cost Funding Structure GBDC Debt Capital Structure* Funding Source Debt Commitment Outstanding Par Undrawn Commitment Reinvestment Period Stated Maturity Interest Rate1 Securitizations: 2018 Debt Securitization $346,983 $346,983 $— January 20, 2023 January 20, 2031 3 Month SOFR + 1.64% GCIC 2018 Debt Securitization 467,316 467,316 — January 20, 2023 January 20, 2031 3 Month SOFR + 1.51% Unsecured Notes: 2024 Unsecured Notes2 500,000 500,000 — N/A April 15, 2024 3.375% 2026 Unsecured Notes 600,000 600,000 — N/A August 24, 2026 2.500% 2027 Unsecured Notes 350,000 350,000 — N/A February 15, 2027 2.050% 2028 Unsecured Notes3 450,000 450,000 — N/A December 5, 2028 1 Month SOFR + 3.081%3 2029 Unsecured Notes4 600,000 600,000 — N/A July 15, 2029 1 Month SOFR + 2.444%4 Bank Facilities: JPMorgan Credit Facility 1,487,500 — 1,487,500 March 17, 2027 March 17, 2028 1 Month SOFR + 1.75%5 GC Advisors Revolver 100,000 — 100,000 N/A June 15, 2025 Applicable Federal Rate Totals: $4,901,799 $3,314,299 $1,587,500 5.5%6 See the slide titled “Endnotes - Debt Capital Structure” at the end of this presentation for footnotes. * Information is presented as of March 31, 2024, except for as noted and for certain rating agency information which is as of the most recently available date. GBDC’s Investment Grade Ratings Profile Improves Access to Attractive Unsecured Debt Funding Structure Key Takeaways Current Rating Current Rating BBB Stable Baa3 Positive BBB- Stable • Weighted average cost of debt 5.5% • 66% of debt funding from unsecured notes with well laddered maturities (primarily long dated with earliest maturity in 2026)7 • 2.3% weighted average coupon on fixed rate 2026 and 2027 Unsecured Notes. • Total available liquidity of $1,888 million • Available liquidity 13.1x unfunded asset commitments

22 Common Stock and Distribution Information Date Declared Record Date Payment Date Amount Per Share Frequency Total Amount (in 000s) November 18, 2022 December 9, 2022 December 29, 2022 $0.33 Quarterly $56,396 February 7, 2023 March 3, 2023 March 29, 2023 $0.33 Quarterly $56,396 May 5, 2023 June 2, 2023 June 29, 2023 $0.33 Quarterly $56,066 August 3, 2023 August 18, 2023 September 15, 2023 $0.04 Supplemental $6,784 August 3, 2023 September 1, 2023 September 29, 2023 $0.37 Quarterly $62,750 November 17, 2023 December 1, 2023 December 15, 2023 $0.07 Supplemental $11,872 November 17, 2023 December 8, 2023 December 29, 2023 $0.37 Quarterly $62,750 February 2, 2024 February 15, 2024 March 15, 2024 $0.07 Supplemental $11,941 January 16, 2024 March 1, 2024 March 29, 2024 $0.39 Quarterly $66,528 April 19, 2024 May 2, 2024 June 21, 2024 $0.39 Quarterly $66,892² May 3, 2024 May 16, 2024 June 14, 2024 $0.06 Supplemental $10,291² Distributions Data Fiscal Year Ending September 30, 2023 High Low End of Period First Quarter $14.25 $12.46 $13.16 Second Quarter $14.09 $12.38 $13.56 Third Quarter $13.55 $13.02 $13.50 Fourth Quarter $15.02 $13.37 $14.67 Fiscal Year Ending September 30, 2024 High Low End of Period First Quarter $15.31 $14.06 $15.10 Second Quarter $16.63 $15.06 $16.63 Common Stock Price Data1 1. Based on closing stock price on the Nasdaq Global Market Select. 2. Estimated based on 171,517,307 shares outstanding as of March 31, 2024.

23 1. The net asset value per share subject to the Net Asset Value Stability Requirement will be adjusted to reflect supplemental distributions paid. For instance, the adjusted net asset value per share as of December 31, 2023, will be $14.96 to adjust for the supplemental distribution of $0.07 per share and the adjusted net asset value per share as of March 31, 2024, will be $15.06 to adjust for the FY24 Q1 supplemental distribution of $0.06 per share. 2. The calculation for the quarter ended December 31, 2023, reflects the net asset value per share as of December 31, 2023. 3. The calculation for the quarter ended December 31, 2023, reflects the adjusted net asset value per share as of June 30, 2023. Quarterly Variable Supplemental Distribution Framework FY 2024 Q2 Quarterly Variable Supplemental Distribution Quarter Ended Quarter Ended December 31, 2023 March 31, 2024 Quarterly Variable Supplemental Distribution Adjusted net investment income per share $0.50 $0.51 (-) Quarterly distribution paid (0.37) (0.39) Excess adjusted net investment income per share over quarterly distribution paid $0.13 $0.12 (x) 50.0% of excess 0.065 0.060 Quarterly variable supplemental distribution (rounding 50.0% of excess to nearest $0.01 per share) $0.07 $0.06 Net Asset Value Stability Requirement Net asset value per share (as of March 31, 2024)1,2 $15.03 $15.12 Adjusted net asset value per share (as of September 30, 2023)1,3 $14.79 $14.95 Net asset value per share appreciation/(depreciation) over prior two quarters $0.24 $0.17 (-) Quarterly variable supplemental distribution (0.07) (0.06) Net asset value per share appreciation/(depreciation) over prior two quarters $0.17 $0.11 1% of net asset value limitation of $15.03 and $15.12 $0.15 $0.15 ◦ Expected reduction in variable supplemental distribution amount if such distribution would cause a decline in net asset value over the prior two quarters (inclusive of the impact of the variable supplemental distribution) greater than 1%

Appendix: Endnotes A

25 Endnotes - FY 2024 Q2 Earnings Review (Quarter Ended 3/31/24) 1. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes – Non-GAAP Financial Measures” at the end of this presentation for further description on the non-GAAP financial measures. 2. “Adjusted NII ROE”, or Adjusted net investment income return on equity, is calculated as (1) (a) the adjusted net investment income per share (b) annualized by multiplying by four and (2) divided by net asset value per share as of March 31, 2024. 3. “Adjusted ROE”, or Adjusted return on equity, is calculated as the annualized return on average equity. Return on equity is calculated as (a) Adjusted Net Income for the period, as defined on the slide titled “Endnotes - Non-GAAP Financial Measures at the end of this presentation and (b) divided by the daily weighted average of total net assets during the period presented. 4. Please see page titled, “Portfolio Highlights – Portfolio Ratings”. 5. Represents adjusted net investment income before accrual (reversal) for capital gain incentive fee per share for the quarter ended March 31, 2024, divided by base quarterly distribution per share declared for FY 2024 Q3. 6. Please see page titled, “Common Stock and Distribution Information” for payment dates of quarterly and supplemental dividends. 7. GAAP debt-to-equity, net of available cash is calculated as (a) total debt reduced by cash, cash equivalents and foreign currencies divided by (b) total net assets. 8. Reflects the April 8, 2024 redemption of $500 million in aggregate principal amount of our 3.375% Notes due in 2024 at 100% of their principal amount using $300 million of cash, cash equivalents and foreign currencies held as of March 31, 2024 and $200 million drawn on our revolving credit facility with JPMorgan.

26 Endnotes - Non-GAAP Financial Measures 1. On September 16, 2019, the Company completed its acquisition of GCIC. The merger was accounted for under the asset acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) 805-50, Business Combinations — Related Issues. Under asset acquisition accounting, where the consideration paid to GCIC’s stockholders exceeded the relative fair values of the assets acquired, the premium paid by GBDC was allocated to the cost of the GCIC assets acquired by GBDC pro-rata based on their relative fair value. Immediately following the acquisition of GCIC, GBDC recorded its assets at their respective fair values and, as a result, the purchase premium allocated to the cost basis of the GCIC assets acquired was immediately recognized as unrealized depreciation on the Company's Consolidated Statement of Operations. The purchase premium allocated to investments in loan securities will amortize over the life of the loans through interest income with a corresponding reversal of the unrealized depreciation on the GCIC loans acquired through their ultimate disposition. The purchase premium allocated to investments in equity securities will not amortize over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the GCIC equity securities acquired and disposition of such equity securities at fair value, the Company will recognize a realized loss with a corresponding reversal of the unrealized depreciation upon disposition of the GCIC equity securities acquired. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided the following non-GAAP financial measures: • “Adjusted Net Investment Income” and “Adjusted Net Investment Income Per Share” - excludes the amortization of the purchase premium from net investment income calculated in accordance with GAAP. • “Adjusted Net Realized and Unrealized Gain/(Loss)” and “Adjusted Net Realized and Unrealized Gain/(Loss) Per Share” - excludes the unrealized loss resulting from the purchase premium write-down and the corresponding reversal of the unrealized loss resulting from the amortization of the premium on loans or from the sale of equity investments from the determination of realized and unrealized gain/(loss) in accordance with GAAP. • “Adjusted Net Income” and “Adjusted Earnings/(Loss) Per Share” – calculates net income and earnings per share based on Adjusted Net Investment Income and Adjusted Net Realized and Unrealized Gain/(Loss). The Company believes that excluding the financial impact of the purchase premium in the above non-GAAP financial measures is useful for investors as this is a non-cash expense/ loss and is one method the Company uses to measure its financial condition and results of operations. In addition to the non-GAAP financial measures above, the Company has provided the non-GAAP financial measure “Adjusted Net Investment Income Before Accrual for Capital Gain Incentive Fee” and “Adjusted Net Investment Income Before Accrual for Capital Gain Incentive Fee Per Share”, which excludes the accrual for the capital gain incentive fee required under GAAP (including the portion of such accrual that is not payable under GBDC’s investment advisory agreement) from Adjusted Net Investment Income. The Company believes excluding the accrual of the capital gain incentive fee as a non-GAAP financial measure is useful as a portion of such accrual is not contractually payable under the terms of either the Company’s current investment advisory agreement with GC Advisors, which was effective September 16, 2019, or its prior investment advisory agreement with GC Advisors, (each an, “Investment Advisory Agreement”). In accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under either Investment Advisory Agreement. As of March 31, 2024, there was no cumulative capital gain incentive fee accrued by the Company in accordance with GAAP, and none was payable as a capital gain incentive fee pursuant to the current Investment Advisory Agreement as of March 31, 2024. Any payment due under the terms of the current Investment Advisory Agreement is based on the calculation at the end of each calendar year or upon termination of the Investment Advisory Agreement. The Company paid capital gain incentive fees in the amounts of $1.2 million and $1.6 million calculated in accordance with its prior Investment Advisory Agreement as of December 31, 2017 and 2018, respectively. The Company did not pay any capital gain incentive fee under the Investment Advisory Agreement for any period ended prior to December 31, 2017. Although these non-GAAP financial measures are intended to enhance investors’ understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. Refer to slide ‘Summary of Quarterly Results’ for a reconciliation to the nearest GAAP measures. 2. Purchase premium refers to the premium paid by GBDC to acquire GCIC in excess of the fair value of the assets acquired.

27 Endnotes - Portfolio Highlights Economic Analysis 1. The income yield presented for the quarter ended September 30, 2022 excludes the one-time recognition of $2.0 million of previously deferred interest income resulting from the repayment and refinancing of former non-accrual loans, which are included in the calculation of the investment income yield for the quarter ended September 30, 2022. The income yield was 8.6% for the quarter ended September 30, 2022, when including the $2.0 million of interest income. 2. The income yield presented for the quarter ended September 30, 2023 excludes the one-time recognition of $3.7 million of previously deferred interest income resulting from a former non-accrual loan returning to accrual status, which is included in the calculation of the investment income yield for the quarter ended September 30, 2023. The income yield was 12.2% for the quarter ended September 30, 2023, when including the $3.7 million of interest income. 3. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash, accrued PIK/non-cash dividend income, and amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. Investment income yield excludes any amortization of purchase price premium as further described in the Endnotes at the end of the presentation. 4. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash and accrued PIK/non-cash dividend income but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. Income yield excludes any amortization of purchase price premium as further described in the Endnotes at the end of the presentation. 5. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. 6. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations, including the impact of the associated interest rate swap on the 2028 Notes and the 2029 Notes as a result of an effective hedge accounting relationship, divided by (b) the daily average of total debt obligations.

28 1. Interest rate for securitizations represents the weighted average spread over 3-month SOFR for the various tranches of issued notes, excluding tranches retained by the Company. SOFR borrowings under the securitizations are subject to an additional spread adjustment of 0.26161%. The weighted average interest rate for the GCIC 2018 Debt Securitization excludes a $38.5 million note that has a fixed interest rate of 2.50%. For bank facilities, the interest rate represents the interest rate as stated in the applicable credit agreement. 2. On April 8, 2024, we redeemed $500.0 million in aggregate principal amount of our 3.375% Notes due in 2024 (the “2024 Notes”). The 2024 Notes were redeemed at 100% of their principal amount, plus the accrued and unpaid interest thereon. 3. In connection with the issuance of the 2028 Notes, we entered into an interest rate swap agreement for a total notional amount of $225 million that matures on December 5, 2028. Under the agreement, GBDC receives a fixed interest rate of 7.310% and pays a floating interest rate of one-month SOFR plus 3.327%. On April 11, 2024, in connection with the previously issued 2028 Unsecured Notes we entered into an interest rate swap agreement for a total notional amount of $225 million. Under the agreement, GBDC receives a fixed interest rate of 7.310% and pays a floating interest rate of one-month SOFR plus 2.835%. The weighted average floating interest rate of both swaps is one-month SOFR plus 3.081%. 4. In connection with the issuance of the 2029 Notes, we entered into an interest rate swap agreement for a total notional amount of $600 million that matures on July 15, 2029. Under the agreement, GBDC receives a fixed interest rate of 6.248% and pays a floating interest rate of one-month SOFR plus 2.444%. 5. The interest rate on the JPMorgan Credit Facility ranges from 1 month SOFR + 1.75% to 1 month SOFR + 1.875%. The rate displayed corresponds to the interest rate incurred on the most recent borrowing. SOFR borrowings are subject to an additional spread adjustment of 0.10%. 6. Represents the weighted average cost of debt as of March 31, 2024, which is calculated as (a) the actual amount of expenses incurred on debt obligations, including the impact of the associated interest rate swaps on the 2028 Notes and 2029 Notes as a result of an effective hedge accounting relationship, divided by (b) the daily average of total debt obligations. 7. Reflects the April 8, 2024 redemption of $500 million in aggregate principal amount of our 3.375% Notes due in 2024 at 100% of their principal amount using $300 million of cash, cash equivalents and foreign currencies held as of March 31, 2024 and $200 million drawn on our revolving credit facility with JPMorgan. Endnotes - Debt Capital Structure